UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): March 5, 2010 (March 1, 2010)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

(f) Disclosure of Bonuses and Total Compensation of Certain Officers.

On March 1, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Cell Therapeutics, Inc. (the “Company”) approved cash incentive awards for 2009 for each of the Company’s named executive officers in the amounts reported in the “Bonus” column in the table below. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the table below also updates the “Summary Compensation Table - Fiscal 2007-2009,” which appears in the Company’s definitive proxy statement filed with the SEC on February 23, 2010 (the “Proxy Statement”) and in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2009, filed with the SEC on February 26, 2010 (the “Form 10-K”), to include the 2009 bonus information.

The Company’s 2009 cash incentive program is described in detail in the Proxy Statement and the Form 10-K. In determining the cash incentive amounts, the Compensation Committee determined that the Company had achieved the maximum performance goal established under the program for operating capital raised in 2009 and had achieved the target performance goal for the tender of its then-outstanding notes due in 2010-2011 in its publicly registered tender offers for those notes. In addition, the Compensation Committee noted that the Company had completed its new drug application submission for pixantrone in 2009. Based on these achievements and its subjective assessment of each named executive officer’s individual performance during fiscal 2009, the Compensation Committee determined to award cash incentives to each of the named executive officers in the following amounts (expressed as a percentage of such executive’s base salary): James A. Bianco, M.D., 90%; Craig W. Philips, 60%; Louis A. Bianco, 62%; Daniel G. Eramian, 57.5%; and Jack W. Singer, M.D., 35%. These amounts are reflected in the “Bonus” column of the table below.

Summary Compensation Table - Fiscal 2007-2009

The following table sets forth information concerning compensation for services rendered to the Company during fiscal years 2007, 2008 and 2009 by each of the named executive officers. (For more information on the information presented in this table, see the applicable sections of the Company’s Proxy Statement and Form 10-K referred to above.)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James A. Bianco, M.D.	2009	650,000	585,000	11,275,903	—	—	—	81,127	12,592,030
Chief Executive Officer	2008	650,000	362,793	57,000	—	216,645	—	219,718	1,506,156
	2007	650,000	487,500	531,657	373,766	—	—	154,881	2,197,804

Louis A. Bianco	2009	330,000	204,600	4,512,112	—	—	—	13,249	5,059,961
Executive Vice President, Finance and Administration	2008	330,000	99,000	28,500	—	66,000	—	16,472	539,972
	2007	330,000	148,500	167,038	95,656	—	—	16,622	757,816

Daniel G. Eramian	2009	315,000	181,125	3,382,770	—	—	—	315	3,879,210
Executive Vice President, Corporate Communications	2008	315,000	78,750	28,500	—	63,000	—	518	485,768
	2007	315,000	141,750	151,805	86,147	—	—	3,091	697,793

Craig W. Philips	2009	402,000	241,200	6,765,543	—	—	—	14,775	7,423,518
President	2008	167,500	22,344	147,500	23,147	44,656	—	—	405,147

Jack W. Singer, M.D.	2009	340,000	119,000	4,512,112	—	—	—	40,490	5,011,602
Executive Vice President, Chief Medical Officer	2008	340,000	85,000	28,500	—	68,000	—	46,748	568,248
	2007	340,000	153,000	167,038	95,656	—	—	55,369	811,063

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: March 5, 2010	By:	/s/ JAMES A. BIANCO, M.D.
James A. Bianco, M.D.
Chief Executive Officer